Statement of Additional Information Supplement	April 24, 2009

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF EACH OF THE
OPEN-END PUTNAM FUNDS (EXCEPT FOR PUTNAM VARIABLE TRUST)

The section “INVESTOR SERVICES—Exchange Privilege” is supplemented to state:

Same-Fund Exchange Privilege. Class A shareholders who are eligible to invest in Class Y shares are eligible to exchange their Class A shares for Class Y shares of the same fund, if offered in their state. No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss.

PUTNAM INVESTMENTS	SAI multi 4/09	[SAP CODE]